UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2023

SIGILON THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39746	47-4005543
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 Binney Street, Suite 600, Cambridge, MA	02142
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (617) 336-7540

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Trading	Name of each exchange
Title of each class	Symbol(s)	on which registered
Common Stock, $0.001 par value per share	SGTX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement.

On May 19, 2023, Sigilon Therapeutics, Inc. (the “Company”) voluntarily repaid all outstanding principal, accrued and unpaid interest, fees, costs and expenses, equal to $16.4 million in the aggregate (the “Payoff Amount”), under the Loan and Security Agreement dated as of September 2, 2020 (the “Loan Agreement”) by and among the Company, the several banks and other financial institutions or entities from time to time parties to the Loan Agreement (collectively, the “Lenders”), and Oxford Finance LLC, in its capacity as collateral agent for the Lenders (the “Agent”). The Payoff Amount includes a final payment charge of 3.5% of the original principal amount of the term loan that was funded. Upon receipt by the Agent of the Payoff Amount on May 19, 2023, all obligations, covenants, debts and liabilities of the Company under the Loan Agreement were satisfied and discharged in full, and the Loan Agreement and all other obligations of the Company under the Loan Agreement were terminated.

The Loan Agreement initially provided for borrowings of up to $20.0 million under a closing date term loan (the “Term A Loan”), as well as additional borrowings of up to an aggregate of $5.0 million, under an additional delayed draw term loan (the “Term B Loan”). Under the Loan Agreement, the Company borrowed $20.0 million in September 2020. The Company did not elect to borrow the additional $5.0 million under the Term B Loan and the option to borrow under the Term B Loan had expired. Borrowings under the Loan Agreement bore interest at an annual rate equal to the greater of (i) 8.40% and (ii) the sum of the thirty-day U.S. Dollar LIBOR rate reported in the Wall Street Journal plus 8.23%, and were repayable in monthly interest only payments through September 2022 and in equal monthly payments of principal plus accrued interest from October 2022 until the maturity date in September 2025.

Repayment of the Company’s borrowings under the Loan Agreement is expected to result in interest savings under the Loan Agreement, net of fees, costs and expenses, compared to the term loan remaining outstanding through its maturity date. The Company continues to expect that its cash, cash equivalents and marketable securities as of March 31, 2023 of $56.4 million would be sufficient to fund the Company’s operating expenses and capital expenditures requirements into 2025.

This report includes forward-looking statements. These forward-looking statements generally can be identified by the use of words such as “expect,” “will” and other words of similar meaning. These forward-looking statements address various matters, including the Company’s expected cash runway. Each forward-looking statement contained in this Current Report on Form 8-K is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statement. Applicable risks and uncertainties include, among others, that the Company may incur unexpected costs, and the risks identified under the heading “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2023, and filed with the Securities and Exchange Commission (the “SEC”), as well as the other information the Company files with the SEC. The Company cautions investors not to place considerable reliance on the forward-looking statements contained in this report. The forward-looking statements in this report speak only as of the date of this report, and the Company undertakes no obligation to update or revise any of these statements, except as required by law.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 22, 2023, the Company filed a Certificate of Amendment (the “Certificate of Amendment”) to its Fifth Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware to effect a reverse stock split of the Company’s issued and outstanding common stock, par value $0.001 (the “Common Stock”), at a ratio of 1-for-13. As discussed below, on May 19, 2023, the Company’s stockholders had approved a proposal to amend the Certificate of Incorporation in accordance with the Certificate of Amendment at the annual meeting of stockholders (the “Annual Meeting”). The Certificate of Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K. The Company expects that upon the opening of trading on May 23, 2023, the Common Stock will begin trading on a post-split basis under CUSIP number 82657L206.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 19, 2023, the Company held the Annual Meeting. The following is a brief description of each proposal voted upon at the Annual Meeting and the final voting results for each such proposal.

Proposal 1: Election of Directors

The stockholders of the Company elected the director nominees listed below to serve on the Company’s Board of Directors as members of Class III for a term of three years. The results of the vote were as follows:

Name of Nominee	For	Against	Abstain	Broker Non-Votes
Douglas Cole, M.D.	23,459,263	3,294,129	37,031	2,599,543
Stephen Oesterle, M.D.	23,654,738	3,095,809	39,876	2,599,543

Proposal 2: Approval of an Amendment to the Company's Fifth Amended and Restated Certificate of Incorporation.

The stockholders of the Company approved an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split of the Company’s issued and outstanding Common Stock at any whole number ratio between, and inclusive of, one-for-eight and one-for-30. The results of the vote were as follows:

For	Against	Abstain
28,979,926	378,323	31,717

Proposal 3: Ratification of the Company’s Independent Registered Public Accounting Firm

The stockholders of the Company ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2023. The results of the vote were as follows:

For	Against	Abstain
29,313,965	43,976	32,025

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit
No.	Description
3.1	Amendment to Fifth Amended and Restated Certificate of Incorporation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGILON THERAPEUTICS, INC.

By:	/s/ Rogerio Vivaldi Coelho, M.D.
Rogerio Vivaldi Coelho, M.D.
President and Chief Executive Officer

Date: May 22, 2023